LIBERTY VARIABLE INVESTMENT TRUST

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES
                 COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES
                    COLUMBIA HIGH YIELD FUND, VARIABLE SERIES
                  COLUMBIA INTERNATIONAL FUND, VARIABLE SERIES
                COLUMBIA REAL ESTATE EQUITY FUND, VARIABLE SERIES
                      LIBERTY EQUITY FUND, VARIABLE SERIES
                  LIBERTY GROWTH & INCOME FUND, VARIABLE SERIES
                   LIBERTY S&P 500 INDEX FUND, VARIABLE SERIES
                   LIBERTY SELECT VALUE FUND, VARIABLE SERIES
                       NEWPORT TIGER FUND, VARIABLE SERIES

The Funds listed above are referred to collectively as the "Funds."

                SUPPLEMENT TO THE PROSPECTUSES DATED MAY 1, 2004

     Columbia Management Advisors, Inc. ("Columbia Management"), the Fund's advisor, and Columbia Funds Distributor, Inc. ("CFD") the distributor of the Fund's shares, and certain of their affiliates (collectively, "Columbia") have received information requests and subpoenas from various regulatory and law enforcement authorities in connection with their investigations of late trading and market timing in mutual funds. Columbia has not uncovered any instances where Columbia Management or CFD were knowingly involved in late trading of mutual fund shares.

     On February 24, 2004, the Securities and Exchange Commission ("SEC") filed a civil complaint in the United States District Court for the District of Massachusetts against Columbia Management and CFD, alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual fund shares. Also on February 24, 2004, the New York Attorney General ("NYAG") filed a civil complaint in New York Supreme Court, County of New York against Columbia Management and CFD alleging that Columbia Management and CFD had violated certain New York anti-fraud statutes. If either Columbia Management or CFD is unsuccessful in its defense of these proceedings, it could be barred from serving as an investment advisor or distributor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could prevent Columbia Management, CFD or any company that is an affiliated person of Columbia Management and CFD from serving as an investment advisor or distributor for any registered investment company, including your fund. Your fund has been informed by Columbia Management and CFD that, if these results occur, they will seek exemptive relief from the SEC to permit them to continue to serve as your fund's investment advisor and distributor. There is no assurance that such exemptive relief will be granted. On March 15, 2004, Columbia Management and CFD entered into agreements in principle with the SEC Division of Enforcement and NYAG in settlement of the charges. Under the agreements, Columbia Management and CFD agreed, inter alia, to the following conditions: payment of $70 million in disgorgement; payment of $70 million in civil penalties; an order requiring Columbia Management and CFD to cease and desist from violations of the antifraud provisions and other provisions of the federal securities laws; governance changes designed to maintain the independence of the mutual fund boards of trustees and ensure compliance with securities laws and their fiduciary duties; and retention of an independent consultant to review Columbia Management's and CFD's compliance policies and procedures. The agreement requires the final approval of the SEC. In a separate agreement with the NYAG, Columbia has agreed to reduce mutual fund fees by $80 million over a five-year period.

     As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

                                                            May 1, 2004

                       LIBERTY VARIABLE INVESTMENT TRUST

PROSPECTUS DATED MAY 1, 2004

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

CLASS B SHARES

Trust shares are available only through variable annuity contracts and variable life insurance policies of participating insurance companies.

                                    * * * *

This prospectus must be accompanied by a prospectus for your variable annuity contract or variable life insurance policy. Retain both prospectuses for future reference.

                                    * * * *

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

-----------------------------
Not FDIC    May Lose Value
 Insured  ------------------
           No Bank Guarantee
-----------------------------

                               TABLE OF CONTENTS

THE TRUST                                                       3
-----------------------------------------------------------------

THE FUND                                                        4
-----------------------------------------------------------------
This section discusses the following topics:
Investment Goal, Principal Investment Strategies,
Principal Investment Risks, Performance History and Your
Expenses
Colonial Small Cap Value Fund, Variable Series..............    4

TRUST MANAGEMENT ORGANIZATIONS                                  8
-----------------------------------------------------------------
The Trustees................................................    8
Investment Advisor..........................................    8
Portfolio Manager...........................................    8
Rule 12b-1 Plan.............................................    8
Mixed and Shared Funding....................................    9

OTHER INVESTMENT STRATEGIES AND RISKS                          10
-----------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                           12
-----------------------------------------------------------------

SHAREHOLDER INFORMATION                                        13
-----------------------------------------------------------------
Purchases and Redemptions...................................   13
How the Fund Calculates Net Asset Value.....................   13
Dividends and Distributions.................................   14
Tax Consequences............................................   14
Other Class of Shares.......................................   14

                                   THE TRUST

Liberty Variable Investment Trust (Trust) includes ten separate mutual funds (each a Fund and collectively, the Funds), each with its own investment goals and strategies. This prospectus contains information about the Colonial Small Cap Value Fund, Variable Series (Fund). Columbia Management Advisors, Inc. (Columbia Management) is the investment advisor to the Fund. Columbia Management is a direct wholly owned subsidiary of Columbia Management Group, Inc. (CMG), which is an indirect wholly owned subsidiary of Bank of America Corporation (Bank of America).

Other Funds may be added and some Funds may be eliminated from time to time. The Fund offers two classes of shares -- Class A and Class B shares. Each share class has its own expense structure. This prospectus contains only Class B shares.

The Fund is an investment option under variable annuity contracts (VA contracts) and variable life insurance policies (VLI policies) issued by certain life insurance companies (Participating Insurance Companies). Participating Insurance Companies invest in the Fund through separate accounts that they set up for that purpose. Owners of VA contracts and VLI policies invest in sub-accounts of those separate accounts through instructions they give to their insurance company. The distributor (or principal underwriter) of the Fund is Columbia Funds Distributor, Inc. (CFD). CFD is a direct wholly owned subsidiary of Columbia Management.

The prospectuses of the Participating Insurance Companies' separate accounts describe which Funds are available to the purchasers of their VA contracts and VLI policies. The Trust assumes no responsibility for the accuracy or adequacy of those prospectuses.

                                    THE FUND

                 COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

INVESTMENT GOAL
--------------------------------------------------------------------------------
The Fund seeks long-term growth by investing primarily in smaller capitalization (small-cap) equities.

PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-cap stocks. Small-cap stocks are stocks of companies with market capitalizations equal to or less than the largest stock in the Standard & Poor's SmallCap 600 Index ($3.1 billion as of March 31, 2004). When purchasing securities for the Fund, the Fund's investment advisor may choose securities of companies it believes are undervalued. The Fund may invest up to 10% of its assets in foreign securities.

             -------------------------------------------------------------------

              UNDERSTANDING VALUE INVESTING

              In managing the Fund, the advisor uses a value investing
              strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor buys stocks that have attractive current prices, consistent operating
              performance and/or favorable future growth prospects. The advisor's strategy uses fundamental business and financial analyses.
             -------------------------------------------------------------------

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "Other Investment Strategies and Risks."

PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------
The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

THE FUND COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of its stock may fall, or may not approach the value the advisor has placed on it.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Smaller companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team. Stocks of smaller companies may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

THE FUND COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

PERFORMANCE HISTORY
--------------------------------------------------------------------------------
The bar chart below shows the Fund's calendar year total returns (before taxes) for its Class B shares. The performance table following the bar chart shows how the Fund's average annual total returns for Class B shares compare with those of a broad measure of market performance for 1 year, 5 years and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Any expense reduction arrangements may be discontinued at any time. The Fund's performance results do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the performance shown would have been lower. As with all mutual funds, past performance does not predict the Fund's future performance. The Fund's returns are compared to the Standard & Poor's SmallCap 600/Barra Value Index (S&P 600/Barra Value Index), an unmanaged index that tracks the performance of value stocks, as determined by low price-to-book ratios included in the Standard & Poor's SmallCap 600 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed.

CALENDAR YEAR TOTAL RETURNS (CLASS B) (1)

                                  (BAR CHART)

                 6.34%     18.88%      9.20%                39.34%
                                                 -6.14%
                 1999       2000       2001       2002       2003

                                   For the periods shown in bar chart:
                                   Best quarter: 2nd quarter 2003, +19.36%
                                   Worst quarter: 3rd quarter 2002, -16.36%

AVERAGE ANNUAL TOTAL RETURNS -- FOR PERIODS ENDED DECEMBER 31, 2003



                                                                                          LIFE OF
                                                           1 YEAR         5 YEARS         THE FUND
Class B (%)                                                39.34           12.54(1)          8.31(1)
--------------------------------------------------------------------------------------------------
S&P 600/Barra Value Index (%)                              40.06           11.03             7.45(2)

(1) Class B is a newer class of shares. Its performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between Class A shares and the newer class of share. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been lower. Class A shares were initially offered on May 19, 1998, and Class B shares were initially offered on June 1, 2000.

(2)  Performance information is from May 31, 1998.

THE FUND COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

YOUR EXPENSES
--------------------------------------------------------------------------------
Expenses are one of several factors to consider before you invest in a mutual fund. The tables below describe the fees and expenses you may pay if you invest in the Fund. Annual fund operating expenses are paid by the Fund. They include management fees, 12b-1 fees (if applicable) and other administrative costs, including pricing and custody services. The expenses shown below do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED DIRECTLY FROM FUND ASSETS)

                                                          CLASS B
Management fee (%)                                         0.80
-----------------------------------------------------------------
Distribution and service (12b-1) fees (1) (%)              0.25
-----------------------------------------------------------------
Other expenses (1) (%)                                     0.41
-----------------------------------------------------------------
Total annual fund operating expenses (1) (%)               1.46

(1) The Fund's advisor and distributor have voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.10%. If this waiver were reflected in the table, the 12b-1 fee for Class B shares would be 0.00%, other expenses for Class B shares would be 0.30% and total annual fund operating expenses for Class B shares would be 1.10%. This arrangement may be modified or terminated by the advisor or distributor at any time.

EXAMPLE EXPENSES (YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER)

Example Expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The table does not take into account any expense reduction arrangements discussed in the footnote to the Annual Fund Operating Expenses table. The Example Expenses do not reflect any insurance-related charges or expenses. If these charges or expenses had been included, the expenses shown would have been higher. The table uses the following hypothetical conditions:
     -  $10,000 initial investment
     -  5% total return for each year
     -  Fund operating expenses remain the same
     -  Reinvestment of all dividends and distributions

              1 YEAR           3 YEARS           5 YEARS              10 YEARS
Class B        $149              $462              $797                $1,746

                         TRUST MANAGEMENT ORGANIZATIONS

THE TRUSTEES
--------------------------------------------------------------------------------
The business of the Trust and the Fund is supervised by the Trust's Board of Trustees. The Statement of Additional Information contains the names of and biographical information on the Trustees.

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
COLUMBIA MANAGEMENT ADVISORS, INC.
Columbia Management, located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Management is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. Columbia Management is a direct wholly owned subsidiary of CMG, which is an indirect wholly owned subsidiary of Bank of America. On April 1, 2004, FleetBoston Financial Corporation was acquired by Bank of America. Columbia Management, a registered investment advisor, has been an investment advisor since 1969.

Columbia Management determines which securities and other instruments are purchased and sold for the Fund. Columbia Management may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with Columbia Management or that have sold shares of the Fund, to the extent permitted by law or by order of the SEC. Columbia Management will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. Columbia Management also has the responsibility of administering the Trust's operations, which it may delegate, at its own expense, to certain affiliates.

For the 2003 fiscal year, aggregate advisory fees paid to Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Management by the Fund, amounted to the annual rate of 0.80% of the average daily net assets of the Fund.

PORTFOLIO MANAGER
--------------------------------------------------------------------------------

STEPHEN D. BARBARO, a vice president of Columbia Management, is the manager for the Fund and has managed the Fund since June, 2002. Mr. Barbaro has been associated with Columbia Management or its predecessors since 1976.

RULE 12b-1 PLAN
--------------------------------------------------------------------------------
The Fund has adopted a plan under Rule 12b-1 that permits it to pay CFD marketing and other fees to support the sale and distribution of Class B shares. The annual distribution fee may equal up to 0.25% for Class B shares. Distribution fees are paid out of the assets attributable to the Class B shares. The distributor has voluntarily agreed to waive a portion of the Class B distribution fee to the extent necessary to limit the Class B expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses, incurred by the Fund to the annual rate (as a percentage of Class B's average daily net assets) of 1.10%.

If, after reimbursing the distribution fee, Class B expenses are above the expense limit, Columbia Management will then reimburse other Fund expenses for both Class A and Class B to the extent necessary to reach the expense limit.

Over time, these fees will reduce the return on your investment and may cost you more than paying other types of sales charges.

TRUST MANAGEMENT ORGANIZATIONS

MIXED AND SHARED FUNDING
--------------------------------------------------------------------------------
As described above, the Fund serves as the funding medium for VA contracts and VLI policies of Participating Insurance Companies. The Fund may, from time to time, become a funding vehicle for VA contracts or VLI policies of other Participating Insurance Companies.

The interests of owners of VA contracts and VLI policies could diverge based on differences in state regulatory requirements, changes in the tax laws or other unanticipated developments. The Trust does not foresee any such differences or disadvantages at this time. However, the Trustees will monitor for such developments to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another Fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.

                     OTHER INVESTMENT STRATEGIES AND RISKS

The Fund's principal investment strategies and their associated risks are described under "The Fund--Principal Investment Strategies" and "The Fund--Principal Investment Risks." This section describes other investments the Fund may make and the risks associated with them. In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and therefore are not described in this prospectus. These types of securities and investment practices, and their associated risks are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Fund may not always achieve its investment goal. Except as otherwise noted, approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or any of its investment strategies.

DERIVATIVE STRATEGIES
--------------------------------------------------------------------------------
The Fund may enter into a number of derivative strategies, including those that employ futures and options, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use these strategies to adjust the Fund's sensitivity to changes in interest rates, or for other hedging purposes (i.e., attempting to offset a potential loss in one position by establishing an interest in an opposite position). Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund.

ADDITIONAL EQUITY RISK
--------------------------------------------------------------------------------
The Fund may invest in publicly and privately issued equity securities, including common and preferred stocks, warrants, and rights, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short-term principal fluctuations.

PRICING RISK
--------------------------------------------------------------------------------
The Fund's securities are valued at their stated market value if price quotations are available and, if not, by the method that most accurately reflects their current worth as determined in good faith under procedures established by the Board of Trustees. This procedure implies an unavoidable risk that the Fund's prices are higher or lower than the prices that the securities might actually command if the Fund were to sell them. If the Fund has valued the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates securities prices, you may not receive the full market value for your Fund shares when you sell.

EARLY CLOSING RISK
--------------------------------------------------------------------------------
The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System and the New York Stock Exchange is 4:00 p.m. Eastern time. Unanticipated early closings may result in the Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when the Fund needs to execute a high volume of securities trades late in a trading day, the Fund might incur substantial trading losses.

OTHER INVESTMENT STRATEGIES AND RISKS

TEMPORARY DEFENSIVE STRATEGIES
--------------------------------------------------------------------------------
At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit.

Taking a temporary defensive position may prevent the Fund from achieving its investment goal.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from January 1 to December 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not reflect the cost of insurance and other company separate account charges which vary with the VA contracts or VLI policies. This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the Fund's annual report. You can request a free annual report by writing to CFD (see back cover for address) or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES

                                                                                          PERIOD ENDED
                                                      YEAR ENDED DECEMBER 31,             DECEMBER 31,
                                                 2003          2002          2001           2000(a)
                                                Class B       Class B       Class B         Class B
                                                -------       -------       -------         -------

NET ASSET VALUE, BEGINNING OF PERIOD ($)         10.47         11.55         10.73            9.21
------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS ($):
  Net investment income(b)                        0.07          0.02          0.02            0.06
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
     investments and foreign currency             4.03         (0.73)         0.97            1.57
------------------------------------------------------------------------------------------------------
Total from Investment Operations                  4.10         (0.71)         0.99            1.63
------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
  ($):
  From net investment income                     (0.03)        (0.01)        (0.02)          (0.05)
------------------------------------------------------------------------------------------------------
  From net realized gains                        (0.32)        (0.36)        (0.15)          (0.06)
------------------------------------------------------------------------------------------------------
Total Distributions Declared to Shareholders     (0.35)        (0.37)        (0.17)          (0.11)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ($)               14.22         10.47         11.55           10.73
------------------------------------------------------------------------------------------------------
Total return (%)(c)(d)(e)                        39.34         (6.14)         9.20           17.72(f)
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS/ SUPPLEMENTAL
  DATA (%):
  Expenses(g)                                     1.10          1.10          1.10            1.10(h)
------------------------------------------------------------------------------------------------------
  Net investment income(g)                        0.54          0.18          0.22            1.01(h)
------------------------------------------------------------------------------------------------------
  Waiver/reimbursement                            0.36          0.29          0.47            1.07(h)
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         55           125            56              54
------------------------------------------------------------------------------------------------------
Net assets, end of period (000's) ($)           58,730        12,080         9,020           3,469


(a) For the period from commencement of operations on June 1, 2000 to December 31, 2000.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor and/or distributor not waived a portion of expenses, total return would have been reduced.

(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

                            SHAREHOLDER INFORMATION

PURCHASES AND REDEMPTIONS
The Participating Insurance Companies place daily orders to purchase and redeem shares of the Fund. These orders generally reflect the net effect of instructions they receive from holders of their VA contracts and VLI policies and certain other terms of those contracts and policies. The Fund issues and redeems shares at net asset value without imposing any selling commissions, sales charge or redemption charge. Shares generally are sold and redeemed at their net asset value next determined after receipt of purchase or redemption requests from Participating Insurance Companies. The right of redemption may be suspended or payment postponed whenever permitted by applicable law and regulations.

PURCHASE AND EXCHANGES SHOULD BE MADE FOR INVESTMENT PURPOSES ONLY. Frequent purchases, redemptions or exchanges of Fund shares may disrupt portfolio management and increase Fund expenses. The Fund has adopted certain policies and methods intended to identify and to discourage frequent trading in the Fund. However, as discussed below, the Fund cannot ensure that all such activity can be identified or terminated.

RIGHT TO REJECT OR RESTRICT ORDERS AND CLOSE ACCOUNTS. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions accepted by any shareholder's financial intermediary, when the Fund believes it is in its shareholders' best interest. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The Fund may also close the account of any shareholder who it believes is engaged or intends to engage in frequent trading.

LIMITATIONS ON THE ABILITY TO IDENTIFY OR TO TERMINATE FREQUENT TRADING. There is no guarantee that the Fund or its agents will be able to detect frequent trading activity or the shareholders engaged in such activity, or, if it is detected, to prevent its recurrence. The shares of the Fund are held in omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries, retirement plans and variable insurance products. The Fund typically is not able to identify trading by a particular beneficial owner, which may make it difficult or impossible to determine if a particular account is engaged in frequent trading. There are also operational and technological limitations on the Fund's agents' ability to identify or terminate frequent trading activity, and the techniques used by the Fund and its agents are not anticipated to identify all frequent trading.

HOW THE FUND CALCULATES NET ASSET VALUE
Each share price is its net asset value next determined. The Fund determines its net asset value for each share class by dividing each class's total net assets by the number of that class's outstanding shares. The net asset value is determined at the close of regular trading on the New York Stock Exchange
(NYSE), usually 4:00 p.m. Eastern time, on each business day that the NYSE is open (typically Monday through Friday). Shares are not priced the days on which the NYSE is closed for trading.

To calculate the net asset value on a given day, the Fund values each stock listed or traded on a stock exchange at its latest sale price on that day. If there are no sales on that day, the Fund values the security at the most recent quoted bid price. The Fund values each over-the-counter security or NASDAQ National Market System security as of the last sales price (or closing price reported by the NASDAQ National Market System, if different, as applicable) for that day. The Fund values other over-the-counter securities that have reliable quotes at the latest quoted bid price.

The Fund values long-term debt obligations and securities convertible into common stock at fair value. Pricing services provide the Fund with the value of the securities. When the price of a security is not available, including days when the Fund determines that the sale or bid price of the security does not reflect that security's market value, the Fund will value the security at a fair value determined in good faith under procedures established by the Board of Trustees.

SHAREHOLDER INFORMATION

The Fund may also value a security at fair value when events have occurred after the last available market price and before the close of the NYSE that materially affect the security's price. In the case of foreign securities, this could include events occurring after the close of the foreign market and before the close of the NYSE. The Fund's foreign securities may trade on days when the NYSE is closed for trading, and therefore the net asset value of the Fund's shares may change on days when Participating Insurance Companies may not purchase or redeem shares.

DIVIDENDS AND DISTRIBUTIONS
The Fund intends to declare and distribute, as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of portfolio securities, if any, to its shareholders (Participating Insurance Companies' separate accounts). The net investment income of the Fund consists of all dividends or interest received by the Fund, less expenses (including investment advisory and administrative fees). Income dividends will be declared and distributed no less frequently than annually. All net short-term and long-term capital gains of the Fund, net of carry-forward losses, if any, realized during the fiscal year, are declared and distributed periodically, no less frequently than annually. All dividends and distributions are reinvested in additional shares of the Fund at net asset value, as of the record date for the distributions.

TAX CONSEQUENCES
The Fund is treated as a separate entity for federal income tax purposes and has elected or intends to elect to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). The Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders to qualify as a regulated investment company. As a regulated investment company, the Fund will not be subject to federal income tax on any net investment income and net realized capital gains that are distributed to its shareholders as required under the Code.

In addition, the Fund follows certain portfolio diversification requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of VA contracts and VLI policies. More specific information on these diversification requirements is contained in the prospectus that describes a particular VA contract or VLI policy.

OTHER CLASS OF SHARES
The Fund also offers an additional class of shares, Class A shares. This class of shares is not available in this prospectus. Your particular VA contract or VLI policy may not offer these shares.

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FOR MORE INFORMATION
--------------------------------------------------------------------------------
Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance over its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which it invests. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

You can get free copies of reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor at:

Columbia Funds Distributor, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-426-3750
www.columbiafunds.com

or by calling or writing the Participating Insurance Company which issued your VA contract or VLI policy.

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

INVESTMENT COMPANY ACT FILE NUMBER:

Liberty Variable Investment Trust: 811-07556

Colonial Small Cap Value Fund, Variable Series